                                 SCHEDULE 14A
                                (Rule 14a-101)

                   INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )

Filed by the Registrant [ ]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material under Rule 14a-12


                       AMERICAN NATIONAL FINANCIAL, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

                       AMERICAN NATIONAL FINANCIAL, INC.
                       1111 E. KATELLA AVENUE, SUITE 220
                            ORANGE, CALIFORNIA 92867

                                                                     May 8, 2001

Dear Shareholder:

     On behalf of the Board of Directors, I cordially invite you to attend the Annual Meeting of Shareholders of American National Financial, Inc. The meeting will be held on June 26, 2001, at 10:00 a.m., Pacific Daylight Time, at the Irvine Marriott Hotel, 18000 Von Karman Avenue, Irvine, California 92612. The formal Notice and Proxy Statement for this Meeting are attached to this letter.

     It is important that you sign, date and return your proxy as soon as possible, even if you currently plan to attend the Annual Meeting. You may still attend the Annual Meeting and vote in person if you desire, but returning your proxy card now will assure that your vote is counted if you are unable to attend. Your vote is important, regardless of the number of shares you own.

     On behalf of the Board of Directors, I thank you for your cooperation.

                                             Sincerely,

                                             /s/ MICHAEL C. LOWTHER
                                             MICHAEL C. LOWTHER
                                             Chairman of the Board

                       AMERICAN NATIONAL FINANCIAL, INC.
                       1111 E. KATELLA AVENUE, SUITE 220
                            ORANGE, CALIFORNIA 92867
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                 JUNE 26, 2001

To our Shareholders:

     The Annual Meeting of Shareholders of American National Financial, Inc., a California corporation, will be held on Tuesday, June 26, 2001, at 10:00 a.m., Pacific Daylight Time, at the Irvine Marriott Hotel, 18000 Von Karman Avenue, Irvine, California 92612 for the following purposes:

          (1) to elect eight directors to serve for the next year or until their successors are duly elected and qualified or until their earlier death, resignation or removal; and

          (2) to transact such other business as may properly come before the Meeting or any adjournment thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Only shareholders of record at the close of business on April 27, 2001, are entitled to notice of and to vote at the Meeting. All shareholders are cordially invited to attend the Meeting in person.

                                             Sincerely,

                                             /s/ SUSAN E. BOW
                                             SUSAN E. BOW
                                             Corporate Secretary

Orange, California
May 8, 2001

PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE TO ASSURE REPRESENTATION OF YOUR SHARES.

                       AMERICAN NATIONAL FINANCIAL, INC.
                       1111 E. KATELLA AVENUE, SUITE 220
                            ORANGE, CALIFORNIA 92867
                            ------------------------

                                PROXY STATEMENT
                            ------------------------

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

     The enclosed proxy is solicited by the Board of Directors of American National Financial, Inc. (the "Company") for use at the Annual Meeting of Shareholders (the "Meeting") to be held Tuesday, June 26, 2001, at 10:00 a.m., Pacific Daylight Time, or at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The Meeting will be held at the Irvine Marriott Hotel, 18000 Von Karman Avenue, Irvine, CA 92612.

     It is anticipated that such proxy, together with this Proxy Statement, will be first mailed on or about May 16, 2001, to all shareholders entitled to vote at the Meeting.

     The Company's principal executive offices are located at 1111 E. Katella Avenue, Suite 220, Orange, California 92867, and its telephone number at that address is (714) 289-4300.

     All shares represented by each properly signed and returned proxy card in the accompanying form, unless revoked, will be voted at the Meeting in accordance with the shareholder's instructions indicated on the proxy card. If no instructions are marked on the proxy card, the shares will be voted in favor of the proposals described in this Proxy Statement. The accompanying proxy may be revoked by a shareholder at any time before it is voted, either by delivering a subsequent proxy or other written notice of revocation to the attention of the Corporate Secretary of the Company at 4050 Calle Real, Santa Barbara, California 93110 or by attending the Meeting and voting in person.

     The only outstanding voting securities of the Company are shares of its Common Stock, zero par value per share ("Common Stock"). Each Shareholder of record at the close of business on April 27, 2001 is entitled to notice of and to vote at the Meeting and at any adjournment or adjournments thereof. On that date, there were 7,216,903 shares of Common Stock outstanding, with each share entitled to one vote. The presence, in person or by proxy, of a majority of the shares entitled to vote will constitute a quorum for the Meeting. Abstentions from voting, which may be specified on all matters except the election of directors, will be considered shares present and entitled to vote on a matter and, accordingly, will have the same effect as a vote against a matter. Broker non-votes are included in the determination of the number of shares present and voting; however, they are not counted for purposes of determining the number of votes cast with respect to a particular proposal. Accordingly, broker non-votes are not counted as votes for or against the proposal.

     The Company will pay the cost of the solicitation of proxies, including preparing and mailing the Notice of Annual Meeting of Shareholders, this Proxy Statement and the proxy card. Following the mailing of this Proxy Statement, directors, officers and employees of the Company may solicit proxies by telephone, facsimile transmission or other personal contact, for which services such persons will receive no additional compensation. Brokerage houses and other nominees, fiduciaries and custodians who are holders of record of shares of Common Stock will be requested to forward proxy soliciting material to the beneficial owners of such shares and will be reimbursed by the Company for their charges and expenses in connection therewith at customary and reasonable rates.

                                   PROPOSAL 1

                             ELECTION OF DIRECTORS

     Under its Bylaws, the Board may set the number of Directors at no less than three and no more than twelve. During 2000, there were eight Directors. Terms of the members of the Board of Directors are for one-year periods.

     Directors will be elected by a plurality of the votes of the shares of Common Stock present in person or represented by proxy at the Meeting and entitled to vote on the election of directors. Each nominee elected as a Director will continue in office until his or her successor has been elected or until his or her earlier death, resignation or retirement. The Board of Directors has proposed the following nominees for election as Directors with terms expiring in 2002:

Michael C. Lowther               Barbara A. Ferguson
William P. Foley, II             Bruce Elieff
Wayne D. Diaz                    Matthew K. Fong
Carl A. Strunk                   Bruce L. Nelson

     Each director will be elected by a plurality of the votes cast at the meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for Messrs. Lowther, Foley, Diaz, Strunk, Elieff, Fong, and Nelson and Ms. Ferguson. In the event that a nominee of the Company is unable or declines to serve as a director at the time of the Meeting, proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. It is not expected any nominee will be unable or will decline to serve as a director.

     THE BOARD OF DIRECTORS OF AMERICAN NATIONAL FINANCIAL, INC. RECOMMENDS A VOTE "FOR" THE ELECTION OF THE ABOVE NOMINEES

     The principal occupation and certain other information about the nominees are included in the following table:

NOMINEES FOR ELECTION -- TERM EXPIRING 2002

                                                                                             DIRECTOR
            NAME                                    OCCUPATION                        AGE     SINCE
            ----                                    ----------                        ---    --------
Michael C. Lowther              Chairman of the Board and Chief Executive Officer     59       1996
                                American National Financial, Inc.
                                Orange, California
William P. Foley, II            Chairman of the Board and Chief Executive Officer     56       1997
                                Fidelity National Financial, Inc.
                                Irvine, California
Wayne D. Diaz                   President                                             53       1996
                                American National Financial, Inc.
                                Orange, California
Carl A. Strunk                  Executive Vice President and Chief Financial          63       1999
                                Officer
                                American National Financial, Inc.
                                Orange, California
Barbara A. Ferguson             Executive Vice President                              44       1997
                                American National Financial, Inc.
                                Orange, California
Bruce Elieff                    Principal                                             44       1998
                                Sun Cal Companies
                                Anaheim, California
Matthew K. Fong                 Of Counsel                                            47       1998
                                Sheppard, Mullin, Richter & Hampton
                                Los Angeles, California
Bruce L. Nelson                 Chairman of the Board                                 52        N/A
                                Roundtree Capital Corporation
                                Santa Barbara, California

MICHAEL C. LOWTHER

     Mr. Lowther is Chairman of the Board of the Company and has been since March 2000. He has been Chief Executive Officer and a director of the Company since 1996. For approximately 15 years prior to joining American Title Company, Mr. Lowther served as Chairman of the Board and Chief Executive Officer of World Title Company, which he co-founded in 1980.

WILLIAM P. FOLEY, II

     Mr. Foley is a director of the Company. He joined the Company as its Chairman of the Board in June 1997 and served in that capacity through March 2000. Mr. Foley is the Chairman of the Board and Chief Executive Officer of Fidelity National Financial, Inc. and has been since its formation in 1984. Mr. Foley was President of Fidelity National Financial, Inc. from its formation in 1984 until December 31, 1994. Mr. Foley is currently serving as Chairman of the Board of CKE Restaurants, Inc., Checkers Drive-In Restaurants, Inc. and Santa Barbara Restaurant Group, Inc. He is Co-Chairman of the Board of Directors of Micro General Corporation and a director of Fresh Foods, Inc. and Miravant Medical Technologies, Inc.

WAYNE D. DIAZ

     Mr. Diaz has been President and a director of the Company since its formation. During the five years prior to joining the Company, Mr. Diaz held the position of Executive Vice President of Fidelity National Title Insurance Company.

CARL A. STRUNK

     Mr. Strunk joined the Company as its Executive Vice President and Chief Financial Officer in August 1998 and was elected a director in 1999. Mr. Strunk is Executive Vice President, Finance of CKE Restaurants, Inc. and was its Chief Financial Officer from February 1997 through April 2001. He served as Executive Vice President and Chief Financial Officer of Fidelity National Financial, Inc. from March 1992 to September 1997, and thereafter served as Executive Vice President, Finance, until March 1998. Mr. Strunk is also a member of the Board of Directors of Micro General Corporation.

BARBARA A. FERGUSON

     Ms. Ferguson joined the Company in August 1997 as Executive Vice President and a director. For approximately 12 years prior to joining American National Financial, Inc., Ms. Ferguson served as Senior Vice President of Fidelity National Title Insurance Company.

BRUCE ELIEFF

     Mr. Elieff was elected to the Company's Board of Directors in August 1998. Mr. Elieff is a principal of Sun Cal Companies, a real estate development firm located in Southern California. He has held this position since 1977.

MATTHEW K. FONG

     Mr. Fong was elected to the Company's Board of Directors in November 1998. In January 1999, Mr. Fong joined the law firm of Sheppard, Mullin, Richter & Hampton LLP. From 1995 to 1998, Mr. Fong served as the State Treasurer of the State of California. From 1991 to 1995, Mr. Fong served as Vice Chairman of the California State Board of Equalization.

BRUCE L. NELSON

     Mr. Nelson is currently the Chairman of the Board of Roundtree Capital Corporation, a private investment company he founded in 1990. From 1980 to 1990, Mr. Nelson served as Vice President and Treasurer with Rockefeller Group, Inc.

BOARD MEETINGS AND COMMITTEES

     The Board of Directors held four formal meetings during the year ended December 31, 2000.

     The Board presently has an Audit Committee and a Compensation Committee. All members attended 100% of all meetings of the Board of Directors. The Audit Committee, which consisted of Messrs. Elieff and Fong during 2000 and currently consists of Messrs. Elieff, Fong and Nelson, was formed in March 1999. The Audit Committee meets independently with the internal audit staff, representatives of the Company's independent auditors and representatives of senior management. The Audit Committee met two times and discussed the general scope of the Company's annual audit, the fee charged by the independent auditors and other matters relating to internal control systems. In addition, the Audit Committee is responsible for reviewing and monitoring the performance of non-audit services by the Company's auditors. The Committee is responsible for recommending the engagement or discharge of the Company's independent auditors.

     The Compensation Committee was formed in March 1999 and consisted of Messrs. Elieff and Fong during 2000 and currently consists of Messrs. Elieff, Fong and Nelson. The Compensation Committee reviews and reports to the Board concerning the salary, fee and benefit programs designed for senior management, officers and directors with a view to ensuring that the Company is attracting and retaining highly-qualified individuals through competitive salary, fee and benefit programs and encouraging continued extraordinary effort through incentive rewards.

DIRECTOR COMPENSATION

     Directors who are not employees of the Company receive $2,000 per Board of Directors meeting attended, plus reimbursement of reasonable expenses. There is a fee of $1,000 per Committee meeting attended. Directors who are employees of the Company do not receive any compensation for acting as directors, except for reimbursement of reasonable expenses, if any, for Board meeting attendance.

                               EXECUTIVE OFFICERS

     The executive officers of the Company as of the date of this Proxy Statement are set forth in the table below. Biographical information for these executive officers who also serve as directors is set forth on page 3 and 4 of this Proxy Statement.

                                                                                               EMPLOYED
                NAME                                      OCCUPATION                     AGE    SINCE
                ----                                      ----------                     ---   --------
Michael C. Lowther...................  Chairman of the Board and Chief Executive         59      1996
                                       Officer
Wayne D. Diaz........................  President                                         53      1996
Carl A. Strunk.......................  Executive Vice President and Chief Financial      63      1998
                                       Officer
Dennis R. Duffy......................  Executive Vice President                          58      1996
Barbara A. Ferguson..................  Executive Vice President                          44      1997

                             PRINCIPAL SHAREHOLDERS

     The following table shows, with respect to each person or entity known to the Company to be the beneficial owners of more than 5% of the Company's Common Stock as of April 1, 2001 (other than directors or executive officers of the Company), (1) the number of shares of Common Stock so owned, and (2) the percentage of all shares outstanding represented by such ownership (based upon the number of shares outstanding as of April 1, 2001).

                                                            NUMBER OF   PERCENT
           NAME AND ADDRESS OF BENEFICIAL OWNER              SHARES     OF CLASS
           ------------------------------------             ---------   --------
Fidelity National Financial, Inc. ........................  2,099,996    28.92%
  17911 Von Karman Avenue
  Irvine, California 92614

                        SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth the beneficial ownership as of April 1, 2001 of the Common Stock of the Company by each director who owns shares, by the director nominees, all executive officers named in the Summary Compensation Table, and all directors and executive officers as a group. The information as to beneficial stock ownership is based on data furnished by the persons concerning whom such information is given.

                                        NUMBER OF      NUMBER OF                  PERCENT OF
          NAME AND ADDRESS             SHARES OWNED    OPTIONS(1)      TOTAL        TOTAL
          ----------------             ------------    ----------    ---------    ----------
Michael C. Lowther...................   1,037,135       172,641      1,209,776      16.27%
William P. Foley, II.................     450,256        75,000        525,256       7.16%
Wayne D. Diaz........................   1,025,334       172,641      1,197,975      16.11%
Carl A. Strunk.......................     141,862        69,998        211,860       2.89%
Dennis R. Duffy......................     165,986        76,667        242,653       3.31%
Barbara A. Ferguson..................     218,273        96,109        314,382       4.27%
Bruce Elieff.........................         -0-        10,000         10,000          *
Matthew K. Fong......................      37,871        10,000         47,871          *
Bruce L. Nelson......................         -0-           -0-            -0-          *
All directors and officers (9
  persons)...........................   3,076,717       683,056      3,759,773      47.32%

---------------
 *  Represents less than 1% of the Company's Common Stock.

(1) Represents shares subject to stock options that are exercisable on April 1, 2001 or become exercisable within 60 days of April 1, 2001.

                             EXECUTIVE COMPENSATION

     The following Summary Compensation Table shows compensation paid by the Company and its subsidiaries to the named executive officers of the Company for all services in all capacities during the years indicated.

                           SUMMARY COMPENSATION TABLE

                              ANNUAL COMPENSATION

                                                                                       LONG TERM
                                                                                      COMPENSATION
                                                                               --------------------------
                                                                   OTHER       RESTRICTED    SECURITIES      ALL OTHER
                                           SALARY     BONUS        ANNUAL        STOCK       UNDERLYING     COMPENSATION
   NAME AND PRINCIPAL POSITION     YEAR    ($)(1)     ($)(2)    COMPENSATION     AWARDS     OPTIONS(#)(3)      ($)(4)
   ---------------------------     ----   --------   --------   ------------   ----------   -------------   ------------
Michael C. Lowther...............  2000   $270,516   $200,000       $--           $--          171,667         $4,605
  Chairman of the Board            1999    267,454    185,000        --            --           27,640            530
  and Chief Executive Officer      1998    256,667    275,000        --            --               --             --
Wayne D. Diaz....................  2000    270,516    200,000        --            --          171,667          4,427
  President                        1999    267,454    185,000        --            --           27,640            319
                                   1998    256,667    275,000        --            --               --             --
Dennis R. Duffy..................  2000    161,038    125,000        --            --          141,667          1,597
  Executive Vice President         1999    166,901    125,000        --            --           10,000            530
                                   1998    162,958    160,000        --            --               --             --
Barbara A. Ferguson..............  2000    170,500    125,000        --            --          141,667          1,757
  Executive Vice President         1999    167,450    125,000        --            --           10,000             --
                                   1998    170,000    160,000        --            --               --             --

---------------
(1) Amounts shown for the indicated fiscal year include amounts deferred at the election of the named executive officer pursuant to the Company's 401(k) plan.

(2) Bonuses were awarded during the year following the fiscal year to which the bonuses relate, based on an evaluation by the Compensation Committee of the Board of Directors. Amounts shown for the indicated fiscal year include cash bonus amounts earned in the indicated fiscal year and deferred at the election of the named executive officer and utilized to reduce the exercise price of stock options granted to such officer in the subsequent fiscal year pursuant to the 1999 Stock Option Plan. Bonus amounts applied to reduce the exercise price of stock option grants awarded and included in this column for 2000 and 1999, the only years in which this Plan has been in effect, are as follows: (i) Mr. Lowther: $100,000 -- 2000 bonus, $92,500 -- 1999 bonus;
    (ii) Mr. Diaz: $100,000 -- 2000 bonus, $92,500 -- 1999 bonus; (iii) Mr.
    Duffy: $12,500 -- 2000 bonus, $62,500 -- 1999 bonus; and (iv) Ms. Ferguson
    $41,663 -- 2000 bonus, $62,500 -- 1999 bonus.

(3) The number of securities underlying options has been adjusted to reflect all dividends.

(4) Amounts shown for fiscal 2000 consist of the following: (i) Mr. Lowther:
    Company paid life insurance premiums -- $1,354, Company contribution to Employee Stock Purchase Plan -- $3,251; (ii) Mr. Diaz: Company paid life insurance premiums -- $1,176, Company contribution to Employee Stock Purchase Plan -- $3,251; (iii) Mr. Duffy: Company paid life insurance premiums -- $708, Company contribution to Employee Stock Purchase
    Plan -- $889; and (iv) Ms. Ferguson: Company paid life insurance premiums -- $90, Company contribution to Employee Stock Purchase
    Plan -- $1,667.

OFFICER AND DIRECTOR LOANS

     The Board of Directors adopted an Employee Stock Purchase Loan Plan ("Employee Plan") and the Non-Employee Director Stock Purchase Loan Program ("Director Program"). The Employee Plan authorized an aggregate amount of $1.7 million to make loans to key employees to purchase shares of the Company's Common Stock through open market purchases or in privately negotiated transactions. The Director Program authorized an aggregate amount of $300,000 to make loans to outside directors to purchase shares of the Company's Common Stock through open market purchases or in privately negotiated transactions. The loans are at an interest rate of 6 1/4% per annum for a term of five years immediately callable in the event of termination of employment or resignation as a director, as the case may be.

     During fiscal year 2000, each of the following named executive officers participated in the Employee Plan Program, and the highest aggregate indebtedness to the Company for each participant was as follows: Mr.
Lowther -- $259,157; Mr. Diaz -- $259,157; Mr. Duffy -- $259,157; and Ms.
Ferguson -- $259,157.

     During fiscal year 2000, each of the following named directors participated in the Director Program, and the highest aggregate indebtedness to the Company for each participant was as follows: Mr. Foley -- $466,482; Mr.
Strunk -- $259,157; and Mr. Fong -- $103,663.

OPTION GRANTS

     The following table provides information as to options to purchase Common Stock granted to the named individuals during 2000 pursuant to the Company's 1998 Stock Incentive Plan and 1999 Stock Option Plan.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                       POTENTIAL REALIZABLE
                                                                                     VALUE AT ASSUMED ANNUAL
                         NUMBER OF     PERCENTAGE OF                                   RATES OF STOCK PRICE
                         SECURITIES    TOTAL OPTIONS                                     APPRECIATION FOR
                         UNDERLYING     GRANTED TO      EXERCISE OR                       OPTION TERM(3)
                           OPTION      EMPLOYEES IN     BASE PRICE     EXPIRATION    ------------------------
         NAME            GRANTS(#)      FISCAL YEAR      ($/SHARE)        DATE         5%($)         10%($)
         ----            ----------    -------------    -----------    ----------    ----------    ----------
Michael C. Lowther.....    50,000                          $3.00(1)     3/13/10       $ 94,500      $238,500
                           61,667                          $1.50(2)     3/14/10         58,275       147,076
                           60,000                          $2.69(1)     10/4/10        101,606       256,435
                          -------
                          171,667          10.8%
Wayne D. Diaz..........    50,000                          $3.00(1)     3/13/10       $ 94,500      $238,500
                           61,667                          $1.50(2)     3/14/10         58,275       147,076
                           60,000                          $2.69(1)     10/4/10        101,606       256,435
                          -------
                          171,667          10.8%
Dennis R. Duffy........    50,000                          $3.00(1)     3/13/10       $ 94,500      $238,500
                           41,667                          $1.50(2)     3/14/10         39,375        99,376
                           50,000                          $2.69(1)     10/4/10         84,672       213,696
                          -------
                          141,667           8.9%
Barbara A. Ferguson....    50,000                          $3.00(1)     3/13/10       $ 94,500      $238,500
                           41,667                          $1.50(2)     3/14/10         39,375        99,376
                           50,000                          $2.69(1)     10/4/10         84,672       213,696
                          -------
                          141,667           8.9%

---------------
(1) The fair market value of the Company's Common Stock on the date of grant.

(2) The options granted under the 1999 Stock Option Plan were granted to key employees of the Company at an exercise price of $3.00, the fair market value of the Company's Common Stock on the date of grant. The executive officer applied his/her deferred bonus amount to reduce the exercise price to $1.50 per share. (See note (2) of Summary Compensation Table.) Unless sooner exercised, the exercise price of these options will decrease approximately $0.05 per year through 2010, at which time the exercise price will be $0.95.

(3) These are assumed rates of appreciation and are not intended to forecast future appreciation of the Company's Common Stock.

OPTION EXERCISES AND FISCAL YEAR-END VALUES

     There were no stock option exercises by the named individuals in 2000. The Company did not reprice any existing options during the last completed fiscal year.

                       AGGREGATED STOCK OPTION EXERCISES
             IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

                                                             NUMBER OF UNEXERCISED         VALUE OF UNEXERCISED
                                                                  OPTIONS AT              IN-THE-MONEY OPTIONS AT
                                   SHARES       VALUE          DECEMBER 31, 2000             DECEMBER 31, 2000
                                 ACQUIRED ON   REALIZED   ---------------------------   ---------------------------
             NAME                EXERCISE(#)     ($)      EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
             ----                -----------   --------   -----------   -------------   -----------   -------------
Michael C. Lowther.............     None         N/A        80,094         119,213       $104,094        $39,400
Wayne D. Diaz..................     None         N/A        80,094         119,213       $104,094        $39,400
Dennis R. Duffy................     None         N/A        48,334         103,333       $ 70,334        $34,400
Barbara A. Ferguson............     None         N/A        48,334         103,333       $ 70,334        $34,400

EMPLOYMENT AGREEMENTS

     The Company entered into a three-year employment agreement with its Chairman and Chief Executive Officer, Mr. Lowther, effective August 8, 1998. Following the expiration of the initial term, the employment agreement will automatically renew for successive one-year terms unless Mr. Lowther or the Company notifies the other of his or its intent not to renew the agreement. However, the Company may only decline to renew the agreement if the Company or any of its subsidiaries does not meet the budgeted expectations for such entities as determined by the Company's Board of Directors in the exercise of reasonable discretion. Pursuant to this agreement, Mr. Lowther's annual base salary is $260,000. The agreement provides for additional incentive compensation in respect of each fiscal year ending during the term thereof as determined by the Chairman of the Board and the Board of Directors. The agreement allows the Company to terminate Mr. Lowther upon written notice without cause, in which case he will receive (i) severance pay in an amount equal to his annual salary in effect as of the date of termination plus the total bonus paid or payable to him for the most recent calendar year multiplied by the greater number of years remaining in the term of employment, including partial years, or 2 years, and
(ii) maintenance of all benefit plans and programs for Mr. Lowther for the greater of 2 years or the number of years (including partial years) remaining in the agreement. Upon Mr. Lowther's death, his estate will receive a payment in the amount of the annual base salary for the remainder of the agreement and the minimum annual bonus without offset prorated throughout the date of termination. Upon incapacity or disability for a continuous period of nine months, the Company may terminate the employment contract with Mr. Lowther upon payment of an amount equal to his annual base salary, without offset for the remainder of the agreement. The Company entered into an amendment with Mr. Lowther to his employment agreement that provides for a change of control provision. This provision enables Mr. Lowther to terminate his employment agreement due to a change in control during the period commencing 60 days and expiring 365 days after such change in control. In the event of termination of the agreement for good reason (defined in the agreement as a change in control) or if Mr. Lowther's employment is terminated following a change in control under certain circumstances then he will receive (i) his minimum annual base salary through the date of termination, (ii) severance pay in an amount equal to his annual salary in effect as of the date of termination plus the total bonus paid or payable to him for the most recent calendar year multiplied by the greater of the number of years (including partial years) remaining in the agreement or the number 1, and (iii) maintenance of all benefit plans and programs for Mr. Lowther for the number of years (including partial years) remaining in the agreement.

     The Company entered into a three-year employment agreement with Wayne D. Diaz effective August 8, 1998. Following the expiration of the initial term, the employment agreement will automatically renew for successive one-year terms unless Mr. Diaz or the Company notifies the other of his or its intent not to renew the agreement. However, the Company may only decline to renew the agreement if the Company or any of its subsidiaries does not meet the budgeted expectations for such entities as determined by the Company's Board of Directors in the exercise of reasonable discretion. Pursuant to this agreement, Mr. Diaz's annual base salary is $260,000. The agreement provides for additional incentive compensation in respect of each fiscal year ending during the term thereof as determined by the Chairman of the Board and the Board of Directors. The agreement allows the Company to terminate Mr. Diaz upon written notice without cause, in which case he will receive (i) severance pay in an amount equal to his annual salary in effect as of the date of termination plus the total bonus paid or payable to him for the most recent calendar year multiplied by the greater number of years remaining in the term of employment, including partial years, or 2 years, and
(ii) maintenance of all benefit plans and programs for Mr. Diaz for the greater of 2 years or the number of years (including partial years) remaining in the agreement. Upon Mr. Diaz's death, his estate will receive a payment in the amount of the annual base salary for the remainder of the agreement and the minimum annual bonus without offset prorated throughout the date of termination. Upon incapacity or disability for a continuous period of nine months, the Company may terminate the employment contract with Mr. Diaz upon payment of an amount equal to his annual base salary, without offset for the remainder of the agreement. The Company entered into an amendment with Mr. Diaz to his employment agreement that provides for a change of control provision. This provision enables Mr. Diaz to terminate his employment agreement due to a change in control during the period commencing 60 days and expiring 365 days after such change in control. In the event of termination of the agreement for good reason (defined in the agreement as a change in control) or if Mr. Diaz's employment is terminated following a change in control under certain circumstances then he will receive (i) his minimum annual base salary through the date of termination,
(ii) severance pay in an amount equal to his annual salary in effect as of the date of termination plus the total bonus paid or payable to him for the most recent calendar year multiplied by the greater of the number of years (including partial years) remaining in the agreement or the number 1, and (iii) maintenance of all benefit plans and programs for Mr. Diaz for the number of years (including partial years) remaining in the agreement.

     The Company entered into a three-year employment agreement with Dennis R. Duffy effective August 8, 1998. Following the expiration of the initial term, the employment agreement will automatically renew for successive one-year terms unless Mr. Duffy or the Company notifies the other of his or its intent not to renew the agreement. However, the Company may only decline to renew the agreement if the Company or any of its subsidiaries does not meet the budgeted expectations for such entities as determined by the Company's Board of Directors in the exercise of reasonable discretion. Pursuant to this agreement, Mr. Duffy's annual base salary is $160,000. The agreement provides for additional incentive compensation in respect of each fiscal year ending during the term thereof as determined by the Board of Directors. The agreement allows the Company to terminate Mr. Duffy upon written notice without cause, in which case he will receive (i) severance pay in an amount equal to his annual salary in effect as of the date of termination plus the total bonus paid or payable to him for the most recent calendar year multiplied by the greater number of years remaining in the term of employment, including partial years, or 2 years, and
(ii) maintenance of all benefit plans and programs for Mr. Duffy for the greater of 2 years or the number of years (including partial years) remaining in the agreement. Upon Mr. Duffy's death, his estate will receive a payment in the amount of the annual base salary for the remainder of the agreement and the minimum annual bonus without offset prorated throughout the date of termination. Upon incapacity or disability for a continuous period of nine months, the Company may terminate the employment contract with Mr. Duffy upon payment of an amount equal to his annual base salary, without offset for the remainder of the agreement.

     The Company entered into a three-year employment agreement with Barbara Ferguson effective August 8, 1998. Following the expiration of the initial term, the employment agreement will automatically renew for successive one-year terms unless Ms. Ferguson or the Company notifies the other of her or its intent not to renew the agreement. However, the Company may only decline to renew the agreement if the Company or any of its subsidiaries does not meet the budgeted expectations for such entities as determined by the Company's Board of Directors in the exercise of reasonable discretion. Pursuant to this agreement, Ms. Ferguson's annual base salary is $160,000. The agreement provides for additional incentive compensation in respect of each fiscal year ending during the term thereof as determined by the Board of Directors. The agreement allows the Company to terminate Ms. Ferguson upon written notice without cause, in which case she will receive (i) severance pay in an amount equal to her annual salary in effect as of the date of termination plus the total bonus paid or payable to her for the most recent calendar year multiplied by the greater number of years remaining in the term of employment, including partial years, or 2 years, and

(ii) maintenance of all benefit plans and programs for Ms. Ferguson for the greater of 2 years or the number of years (including partial years) remaining in the agreement. Upon Ms. Ferguson's death, her estate will receive a payment in the amount of the annual base salary for the remainder of the agreement and the minimum annual bonus without offset prorated throughout the date of termination. Upon incapacity or disability for a continuous period of nine months, the Company may terminate the employment contract with Ms. Ferguson upon payment of an amount equal to her annual base salary, without offset for the remainder of the agreement. The Company entered into an amendment with Ms. Ferguson to her employment agreement that provides for a change of control provision. This provision enables Ms. Ferguson to terminate her employment agreement due to a change in control during the period commencing 60 days and expiring 365 days after such change in control. In the event of termination of the agreement for good reason (defined in the agreement as a change in control) or if Ms. Ferguson's employment is terminated following a change in control under certain circumstances then she will receive (i) her minimum annual base salary through the date of termination, (ii) severance pay in an amount equal to her annual salary in effect as of the date of termination plus the total bonus paid or payable to her for the most recent calendar year multiplied by the greater of the number of years (including partial years) remaining in the agreement or the number 1, and (iii) maintenance of all benefit plans and programs for Ms. Ferguson for the number of years (including partial years) remaining in the agreement.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee was formed in 1999. During fiscal 2000, the Compensation Committee consisted of two independent directors, including Mr. Elieff and Mr. Fong, and no member of the Compensation Committee was a former or current officer or employee of the Company or any of its subsidiaries. In addition, during that year, no executive officer of the Company served (i) as a member of the compensation committee or board of directors of another entity, one of whose executive officers served on the Compensation Committee, or (ii) as a member of the compensation committee of another entity, one of whose executive officers served on the Board of Directors.

NO INCORPORATION BY REFERENCE

     Notwithstanding anything to the contrary set forth in the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the following Report of the Compensation Committee, Report of the Audit Committee and the Performance Graph shall not be incorporated by reference into any such filings.

         REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

GENERAL

     The Compensation Committee of the Board of Directors is responsible for establishing and administering the policies that govern executive compensation and benefit practices. The Compensation Committee evaluates the performance of the executive officers and determines their compensation levels, in terms of salary, annual bonus and related benefits, all subject to Board approval. The Compensation Committee has access to independent compensation data for use in assessing levels of compensation for officers of the Company.

COMPENSATION PHILOSOPHY

     The Company's executive compensation programs are designed to (i) provide levels of compensation that integrate pay and incentive plans with the Company's strategic goals, so as to align the interests of executive management with the long-term interests of the Shareholders; (ii) motivate Company executives to achieve the strategic business goals of the Company and to recognize their individual contributions; and (iii) provide compensation opportunities which are competitive to those offered by other national title insurance companies and other middle-market corporations similar in size and performance. Although the exact identity of the corporations surveyed varies, these generally include title companies and other corporations equal to or larger than the Company. The Compensation Committee believes that the components of executive compensation should include base salary, annual cash bonus, stock option grants and other benefits and should be linked to individual and Company performance. With regard to the Company's performance, the measures used for determining appropriate levels of compensation for executive officers include the Company's national market share, net margin, quality of service, meeting strategic goals within the current economic climate and industry environment, scope of responsibilities, expansion by acquisition or otherwise, and profit retention and profitability, all of which combine to enhance Shareholder value.

     The Committee approves the employment agreements and salary and bonus levels for key employees, including Mr. Lowther and Mr. Diaz. The Compensation Committee then makes recommendations with respect to the compensation to the entire Board of Directors for its approval.

COMPENSATION OF THE CHAIRMAN AND CHIEF EXECUTIVE OFFICER FOR FISCAL 2000

     Mr. Lowther's compensation for fiscal 2000 was determined pursuant to the terms of his employment agreement in effect during that period. His employment agreement provided him with a base annual salary, which may be reviewed and increased at the discretion of the Chairman of the Board and/or the Compensation Committee. Mr. Lowther also received a cash bonus, which was determined by the Board of Directors based on Mr. Lowther's and the Company's performance during the preceding year. The Company, through the Board of Directors, has the discretion to award stock options to Mr. Lowther. Mr. Lowther received stock options in 2000 totaling 171,667 shares of Common Stock. Of these options, 61,667 shares vested upon date of grant, 50,000 vest in three equal, annual installments beginning on the first anniversary of the date of grant, and the remaining 60,000 vest in three equal, annual installments beginning on the first anniversary of the date of grant.

COMPENSATION OF OTHER EXECUTIVES FOR FISCAL 2000

     With respect to the base salaries and incentive compensation awarded to other executive officers in respect of fiscal 2000, the Compensation Committee approved these amounts pursuant to the executives' employment agreements and the executives' performances as directed and approved by the Compensation Committee. The decision of the Compensation Committee with respect to the base salary for each such executive officer is subjective and was made after consideration of the performance of the executive in his/her particular area of responsibility, the executive's contribution to the Company's overall management team and an assessment of the future contributions the executive should be able to make to the Company.

  Stock Option Grants

     As indicated above, an important element of the Company's compensation philosophy is the desire to align the interests of the executive officers with the long-term interests of the Company's Shareholders. The purpose of the Company's Stock Incentive Plan is to attract, retain and award executive officers and directors and to furnish incentives to these persons to improve operations, increase profits and positively impact the Company's long-term performance. Consistent with these objectives, the Compensation Committee granted options in 2001 for their performance in 2000 to executive officers.

     As additional incentive compensation, certain executive officers are permitted to participate in a program pursuant to which the officer can defer a portion of his/her bonus and apply the deferred amount to reduce the exercise price of stock options granted to him/her. In subsequent years, the exercise price of the options is further reduced by a percentage amount determined by the Compensation Committee. In 2000, Mr. Lowther, Mr. Diaz, Mr. Duffy and Ms. Ferguson participated in this bonus deferral program.

     Corporate Deduction for Compensation. Section 162(m) of the Internal Revenue Code generally limits to $1.0 million the corporate deduction for compensation paid to certain executive officers, unless certain requirements are met. The Company's policy with respect to the deductibility limit of Section 162(m) generally is to preserve the federal income tax deductibility of compensation paid to executive officers.

However, while the tax impact of any compensation arrangement is an important factor to be considered, the impact is evaluated in light of the Company's overall compensation philosophy. Accordingly, the Company has and will continue to authorize the payment of non-deductible compensation if it deems that it is consistent with its compensation philosophy and in the best interests of the Company and its Shareholders.

                                             The Compensation Committee

                                             Bruce Elieff
                                             Matthew K. Fong
                                             Bruce L. Nelson

                         REPORT OF THE AUDIT COMMITTEE

     The Audit Committee of the Board of Directors submits the following report on the performance of certain of its responsibilities for the year 2000. During fiscal 2000, the Audit Committee was composed of two independent directors, including Messrs. Elieff and Fong. Mr. Nelson was elected to the Board of Directors Audit Committee on February 13, 2001. The Charter of the Audit Committee was adopted by the Board of Directors in its present form on April 4, 2000.

     Management of the Company has primary responsibility for the financial statements and the overall reporting process, including the Company's system of internal controls. The independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with auditing standards generally accepted in the United States. This audit serves as a basis for the auditors' opinion in the annual report to Shareholders addressing whether the financial statements fairly present the Company's financial position, results of operations and cash flows. The Audit Committee's responsibility is to monitor and oversee these processes.

     In reviewing the independence of the Company's outside auditors, the Committee has received from KPMG the written disclosures and letter regarding relationships between KPMG and its related entities and the Company and its related entities and has discussed with KPMG its independence from the Company, as required by Independence Standards Board Standard No. 1.

     In fulfilling its responsibilities relating to the Company's internal control, accounting and financial reporting policies and auditing practices, the Committee has reviewed and discussed with management and KPMG the Company's audited financial statements for 2000. In this connection, the Committee has discussed with KPMG its judgments about the quality, in addition to the acceptability, of the Company's accounting principles as applied in its financial reporting, as required by Statement on Auditing Standards No. 61. Based on these reviews and discussions, the Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on SEC Form 10-K for the year ended December 31, 2000, for filing with the Securities and Exchange Commission.

                                             The Audit Committee

                                             Bruce Elieff
                                             Matthew K. Fong
                                             Bruce L. Nelson

                               PERFORMANCE GRAPH

     Set forth below is a graph comparing cumulative total shareholder return on the Company's common stock against the cumulative total return on the S&P 500 Index and against the cumulative total return of a peer group index comprising certain companies in the industry in which the Company competes (SIC code
6361 -- Title Insurance) for the period beginning on February 12, 1999, the date the Company went public, and ending December 31, 2000. This peer group consists of the following companies: Capital Title Group, Inc., First American Financial, LandAmerica Financial Group, Inc. and Stewart Information Services Corp. The peer group comparison has been weighted based on the Company's stock market capitalization. The graph assumes an initial investment of $100.00 on February 12, 1999, with any dividends reinvested over the periods indicated.

               COMPARISON OF CUMULATIVE TOTAL RETURN OF COMPANY,
                        INDUSTRY INDEX AND BROAD MARKET

[PERFORMANCE GRAPH]

-------------------------------------------------------------------------------------
                                                    2/12/99      12/31/99    12/31/00
-------------------------------------------------------------------------------------
 American National Financial                          100          52.86       61.25
 S&P 500 Index                                        100         120.71      109.72
 Peer Group                                           100          49.79      119.16
-------------------------------------------------------------------------------------

                   ASSUMES $100 INVESTED ON FEBRUARY 12, 1999
                      ASSUMES DIVIDEND REINVESTED MONTHLY

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

TRANSACTIONS INVOLVING FIDELITY NATIONAL FINANCIAL, INC.

     Fidelity National Financial, Inc. ("FNFI") is a provider of title insurance and diversified real estate related services. At December 31, 2000, FNFI owned 2,099,996 shares of the Company's outstanding Common Stock which represented 28.3% of the total Common Stock outstanding as of that date. Mr. Foley, a director of the Company, serves as the Chairman of the Board and Chief Executive Officer of FNFI.

     The Company and Fidelity National Title Insurance Company ("FNTIC"), a subsidiary of FNFI, entered into an Issuing Agency Agreement pursuant to which ATC has agreed that until June 30, 2007 it will act exclusively as an agent for FNTIC and Chicago Title Insurance Company with respect to the procurement of title insurance policies in 14 selected counties in California and Arizona, subject to certain exceptions. This exclusive arrangement does not apply to other counties into which the Company may expand in the future. In addition, under the Issuing Agency Agreement, FNTIC provides certain administrative services for ATC, including accounting, legal and human resources services. ATC pays FNTIC a management fee of 1% of gross premiums for these services. ATC paid FNTIC $529,926 for these services in 2000. This administrative services arrangement is terminable by ATC upon 90 days notice to FNTIC.

     On January 28, 1998, ATC and FNTIC entered into a sublease pursuant to which ATC subleased the Company's principal executive office from FNTIC. Such lease provided for monthly rental payments to FNTIC of $37,000 and expired on July 11, 2000. The aggregate payments under the lease in 2000 were $215,817.

TRANSACTIONS WITH MANAGEMENT AND OTHERS

     The Board of Directors adopted an Employee Stock Purchase Loan Plan ("Employee Plan") and the Non-Employee Director Stock Purchase Loan Program ("Director Program"). The Employee Plan authorized an aggregate amount of $1.7 million to make loans to key employees to purchase shares of the Company's Common Stock through open market purchases. The Director Program authorized an aggregate amount of $300,000 to make loans to outside directors to purchase shares of the Company's Common Stock through open market purchases. The loans are at an interest rate of 6 1/4% per annum for a term of five years immediately callable in the event of termination of employment or resignation as a director, as the case may be.

     During fiscal year 2000, each of the following named executive officers participated in the Employee Plan Program, and the highest aggregate indebtedness to the Company for each participant was as follows: Mr.
Lowther -- $259,157; Mr. Diaz -- $259,157; Mr. Duffy -- $259,157; and Ms.
Ferguson -- $259,157.

     During fiscal year 2000, each of the following named directors participated in the Director Program, and the highest aggregate indebtedness to the Company for each participant was as follows: Mr. Foley -- $466,482; Mr.
Strunk -- $259,157; and Mr. Fong -- $103,663.

                        INFORMATION CONCERNING AUDITORS

     The Board has selected the accounting firm of KPMG LLP ("KPMG") to audit the Company's financial statements for, and otherwise act as the Company's independent auditors with respect to, the fiscal year ending December 31, 2001. KPMG or its predecessors have continuously acted as independent auditors for the Company in respect of its fiscal years commencing with the fiscal year ended 1999.

     The Company incurred the following fees for audit (and non-audit) services performed by KPMG with respect to fiscal 2000:

Audit fees for consolidated financial statements..........  $ 98,000
Other -- separate audits of subsidiaries' financial
  statements..............................................    85,500
                                                            --------
                                                            $183,500
                                                            ========

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16 of the Exchange Act of 1934, as amended, requires the Company's executive officers and directors to file reports of their ownership, and changes in ownership, of such securities with the SEC. Executive officers and directors are required by the SEC's regulations to furnish the Company with copies of all forms they file pursuant to Section 16 and the Company is required to report in this Proxy Statement any failure of its directors and executive officers to file by the relevant due date any of these reports during fiscal year 2000. Based solely upon a review of the copies of the reports received by it, the Company believes that all such filing requirements were satisfied except that Mr. Diaz filed one late report for a transaction in 2000.

                                 OTHER MATTERS

     The Company knows of no other matters to be submitted at the Meeting. If any other matters properly come before the Meeting, the enclosed proxy card confers discretionary authority on the persons named in the enclosed proxy card to vote as they deem appropriate on such matters. It is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.

                             SHAREHOLDER PROPOSALS

     Any proposal that a Shareholder wishes to be considered for inclusion in the Proxy and Proxy Statement relating to the Annual Meeting of Shareholders to be held in 2002 must be received by the Company no later than December 28, 2001. Any other proposal that a Shareholder wishes to bring before the 2002 Annual Meeting of Shareholders without inclusion of such proposal in the Company's proxy materials must also be received by the Company no later than December 28, 2001. All proposals must comply with the applicable requirements or conditions established by the Securities and Exchange Commission and Article II, Section 7 of the Company's Bylaws, which requires among other things, certain information to be provided in connection with the submission of Shareholder proposals. All proposals must be directed to the Secretary of the Company at 4050 Calle Real, Santa Barbara, California 93110. The persons designated as proxies by the Company in connection with the 2001 Annual Meeting of Shareholders will have discretionary voting authority with respect to any Shareholder proposal for which the Company does not receive timely notice.

                             AVAILABLE INFORMATION

     The Company files Annual Reports on Form 10-K with the Securities and Exchange Commission. A copy of the Annual Report on Form 10-K for the fiscal year ended December 31, 2000 (except for certain exhibits thereto), may be obtained, free of charge, upon written request by any Shareholder to American National Financial, Inc., 1111 E. Katella Avenue, Suite 220, Orange, California 92867, Attention: Investor Relations. Copies of all exhibits to the Annual Report on Form 10-K are available upon a similar request, subject to payment of a $.15 per page charge to reimburse the Company for its expenses in supplying any exhibit.

                                             By Order of the Board of Directors

                                             /s/ SUSAN E. BOW
                                             Susan E. Bow
                                             Corporate Secretary

Dated: May 8, 2001

                                     PROXY

                       AMERICAN NATIONAL FINANCIAL, INC.
                       1111 E. KATELLA AVENUE, SUITE 220
                            ORANGE, CALIFORNIA 92867

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints Michael C. Lowther and Wayne D. Diaz, or either or them, as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated below, all shares of common stock of American National Financial, Inc. held of record by the undersigned on April 27, 2001 at the Annual Meeting of Shareholders to be held on June 26, 2001, or any adjournment thereof.

1. To elect the Board of Directors for a one      [ ] FOR the nominees listed        [ ] WITHHOLD AUTHORITY to vote
   year term                                          below (except as marked to         for the nominees listed
                                                      the contrary below).               below.

(INSTRUCTION: to withhold authority to vote for an individual nominee, strike a line through the nominee's name below)

    Michael C. Lowther, William P. Foley II, Wayne D. Diaz, Carl A. Strunk, Barbara A. Ferguson, Bruce Elieff, Matthew K. Fong, and Bruce L. Nelson

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

   IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE COMPANY NOMINEES
                             AND FOR ALL PROPOSALS.

                                                       Dated:             , 2001
                                                             -------------

                                                       -------------------------
                                                              (Signature)

                                                       -------------------------
                                                              (Signature)

                                                       Please date and sign
                                                       exactly as name(s) appear
                                                       below. When shares are
                                                       held by more than one
                                                       owner, all should sign.
                                                       When signing as attorney,
                                                       executor, administrator,
                                                       trustee, or guardian,
                                                       please give full title as
                                                       such. If a corporation,
                                                       please sign in full
                                                       corporate name by
                                                       President or authorized
                                                       officer. If a
                                                       partnership, please sign
                                                       in partnership name by
                                                       authorized person.

        THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER
                      DIRECTED HEREIN BY THE SHAREHOLDER.

   PLEASE RETURN PROMPTLY IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE
                        IF MAILED IN THE UNITED STATES.